UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) July 24, 2003

Commission File Number 1-5869-1

SUPERIOR UNIFORM GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	11-1385670
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida	33772
(Address of Principal Executive Offices)	(Zip Code)

(727) 397-9611

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K: Press release by Superior Uniform Group, Inc. announcing its results of operations for the second quarter ended June 30, 2003. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR UNIFORM GROUP, INC.

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr. Senior Vice President, Chief Financial Officer and Treasurer

Date: July 24, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 24, 2003